EATON VANCE DIVIDEND BUILDER FUND
EATON VANCE GLOBAL SMALL-CAP FUND

EATON VANCE GROWTH FUND

EATON VANCE LARGE-CAP VALUE FUND

EATON VANCE REAL ESTATE FUND

EATON VANCE SMALL-CAP FUND

EATON VANCE SPECIAL EQUITIES FUND
Supplement to Prospectus dated May 1, 2016

The following changes are effective immediately:

1.  The following replaces “Portfolio Managers” under “Management” in “Fund Summaries – Eaton Vance Global Small-Cap Fund”:

Portfolio Manager

Aidan M. Farrell, Vice President of EVMI, has managed the Fund since July 2015.

2.  The following replaces the fourth paragraph under “Global Small-Cap Fund.” in “Management.” under “Management and Organization”:

Aidan M. Farrell has served as the portfolio manager of Global Small-Cap Fund since July 2015 and manages other Eaton Vance portfolios.  Prior to joining EVMI as a Vice President in June 2015, Mr. Farrell was Managing Director at Goldman Sachs Asset Management where he also served as a portfolio manager (2008-2015).

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